SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported) August 10,1999

                           Distinctive Devices, Inc.
               (Exact name of Registrant as Specified in Charter)

           New York                  0-2749            13-1999951
(State of incorporation)           (Commission      (IRS Employer
                                     File Number)     Identification No.)

        110 East Atlantic Avenue, Suite 230, Delray Beach,   Florida 33444
            (Address of Principal Executive Offices)              (Zip Code)

     Registrant's telephone number, including area code     (561) 279-9634


          Former Name or Former Address, if Changed Since Last Report


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Financial Statements

 (a) Financial Statements of Business Acquired:

     The audited financial statements of EagleView Industries, Inc. as of December 31, 1998 and the unaudited financial statements of EagleView Industries, Inc. as of June 30, 1999, the related statements of operations, changes in stockholders' equity and cash flows for the periods February 5, 1998 (inception) to December 31, 1998 and for the six months ended June 30, 1999 are filed as part of this Current Report on Form 8-K/A.

 (b) Pro Forma Financial Information required pursuant to Article 11 of Regulation S-X:

  The unaudited pro forma consolidated Balance Sheet of Distinctive Devices, Inc. and EagleView Industries, Inc. as of June 30, 1999 and the pro forma consolidated statements of operations of Distinctive Devices, Inc. for the seven months ended June 30, 1999 and of EagleView Industries, Inc. for the six months ended June 30, 1999.

 (c) Exhibits:

20.1 Registrant's Schedule 14(f)(1), Information Statement Pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14(f)(1) thereunder (filed with the Commission on August 11, 1999, and incorporated herein by reference).

10.1 Stock Exchange Agreement dated June 18, 1999 among the Company, EagleView Technologies, Inc. and Alfred M. Carroccia Jr., collectively the "Shareholders" (incorporated by reference to Exhibits of the Company's Current Report on Form 8-K dated June 18, 1999, filed on June 22, 1999).

10.2 Amendment to Stock Exchange Agreement entered into on August 6, 1999 among the Company, EagleView Technologies, Inc., Alfred M. Carroccia Jr., William Hucks, Walter E. Freeman, James R. Hawk, and Joanne L. Kalt, collectively the "Shareholders" (incorporated by reference to Exhibit 2 of Schedule 13D of EagleView Technologies, Inc., EagleView Properties, Inc., Michael J. Paolini, and Kimberly Paolini, dated August 10, 1999 and filed on August 24, 1999.)


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Distinctive Devices, Inc.
                                                  (Registrant)


Date: October 4, 1999.                            By: /s/Earl M. Anderson, Jr.
                                                  Earl M. Anderson, Jr.
                                                  Chief Financial Officer
                                                  and Secretary

                         INDEX TO FINANCIAL STATEMENTS


                                                                    Page

EagleView Industries, Inc.:

INDEPENDENT AUDITOR'S REPORT                                        F-1

FINANCIAL STATEMENTS:

 Balance Sheets                                                     F-2

 Statement of Operations                                            F-3

 Statement of Changes in Stockholders' Equity                       F-4

 Statement of Cash Flows                                            F-5

NOTES TO FINANCIAL STATEMENTS                                       F-6

Pro Forma Financial Statements:

Introduction                                                        F-11

Unaudited Pro Forma Consolidated Balance Sheet                      F-12

Unaudited Pro Forma Consolidated Statement of Operations            F-13

Notes to Unaudited Pro Forma Consolidated Financial Statements      F-14



                          INDEPENDENT AUDITOR'S REPORT




To the Board of Directors
EagleView Industries, Inc.
Boca Raton, Florida


We have audited the accompanying balance sheet of EagleView Industries, Inc. (A Development Stage Company), as of December 31, 1998 and the related statements of operations, changes in stockholders' equity and cash flows for the period from February 5, 1998 (inception) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EagleView Industries, Inc., as of December 31, 1998 and the results of its operations and its cash flows for the period from February 5, 1998 (inception) to December 31, 1998, in conformity with generally accepted accounting principles.


                                             GOLDSTEIN LEWIN & CO.




Boca Raton, Florida
June 16, 1999



                           EAGLEVIEW INDUSTRIES, INC.
                         (A Development Stage Company)
                                 BALANCE SHEETS

                                     ASSETS

                                           December 31, 1998    June 30, 1999
                                                                  (unaudited)

CURRENT ASSETS
    Cash                                   $      5             $ 194,884
    Prepaid Expenses                                                8,000
    Due from Parent                             100                 9,717
    Due from Related Party                                          5,200
                                              -----               -------
        Total Current Assets                    105               217,801

PROPERTY AND EQUIPMENT, Net                                        46,019

OTHER ASSETS                                                        3,404
                                             ------               -------
                                           $    105             $ 267,224
                                             ======               =======


                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES                                $      -             $       -
                                             ------               -------
COMMITMENT

STOCKHOLDERS' EQUITY
    Common Stock, Par Value
    $.0001 Per Share
      Authorized 10,000,000 Shares;             300                   410
    Additional Paid-in Capital                                    550,420
    Deficit Accumulated During the
      Development Stage                        (195)             (283,606)
                                             ------               -------
                                                105               267,224
                                             ------               -------
                                           $    105             $ 267,224
                                             ======               =======


                           EAGLEVIEW INDUSTRIES, INC.
                         (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                       Period from
                       February 5, 1998 (Inception) to       Six Months
               December 31, 1998     June 30, 1999         Ended June 30, 1999
                    (unaudited)    (unaudited)

REVENUE              $               $                        $

GENERAL AND
 ADMINISTRATIVE
 EXPENSES                 195           283,606                   283,411
                         ----           -------                   -------
    Net (Loss)       $   (195)       $ (283,606)              $  (283,411)
                         ====           =======                   =======

                           EAGLEVIEW INDUSTRIES, INC.
                         (A Development Stage Company)
                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY


                                                                  Deficit
                                                                  Accumulated
                                                   Additional     During the
                            Common   Stock         Paid-in        Development
                            Shares   Amount        Capital        Stage


Initial Capitalization
on February 5, 1998         3,000,000 $ 300        $              $

Net (Loss)                                                               (195)
                           ---------    ---          -------              ---
Balance, December 31, 1998 3,000,000    300                              (195)

Issuance for Cash
(unaudited)                1,101,060    110          550,420

Net (Loss) (unaudited)                                               (283,411)
                           --------     ---          -------          -------
Balance, June 30, 1999
(unaudited)                4,101,060  $ 410        $ 550,420      $  (283,606)
                           =========    ===          =======          =======



                           EAGLEVIEW INDUSTRIES, INC.
                         (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                          Period from
                          February 5, 1998 (Inception) to          Six Months
                          December 31, 1998     June 30, 1999    Ended 06/30/99
                                               (unaudited)        (unaudited)
CASH FLOWS FROM
 OPERATING ACTIVITIES
  Net (Loss)                  $ 195             $ (283,606)        $ (283,411)
  Adjustments to
  Reconcile Net
 (Loss) to Net Cash
  Used in
   Operating Activities:
    Depreciation Expense                             1,886              1,886
    Change in Assets
    (Increase) In:
     Prepaid Expenses                               (8,000)            (8,000)
     Other Assets                                   (3,404)            (3,404)
                               ----                -------            -------
     Net Cash Used in
     Operating Activities      (195)              (293,124)          (292,929)
                               ----                -------            -------
CASH FLOWS FROM INVESTING
 ACTIVITIES
  Purchase of Property and
  Equipment                                        (47,905)           (47,905)
                               ----                 ------             ------
CASH FLOWS FROM FINANCING
 ACTIVITIES
 Proceeds from Issuance of:
 Common Stock                   300                550,830            550,530
 Loans to Parent               (100)                (9,717)            (9,617)
 Advance to Related Party                           (5,200)            (5,200)
                               ----                  -----              -----
 Net Cash Provided by
  Financing Activities          200                535,913            535,713
                               ----                -------            -------
 Increase in Cash                 5                194,884            194,879
Cash:
      Beginning                                                             5

      Ending                  $   5             $  194,884         $  194,884
                                 ==                =======            =======


                           EAGLEVIEW INDUSTRIES, INC.
                         (A Development Stage Company)
                       NOTES TO THE FINANCIAL STATEMENTS
 (Information with respect to the six months ended June 30, 1999 is unaudited)


NOTE 1: ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

EagleView Industries, Inc. (the "Company") was incorporated in Florida on February 5, 1998. The Company at December 31, 1998, was a wholly owned subsidiary of EagleView Technologies, Inc. (EVT), a Florida corporation, a company in the telecommunications industry. At June 30, 1999, EVT held approximately 70% of the outstanding and issued shares. The Company was established to engage in the development and implementation of high quality, low cost broad bandwidth wireless connectivity for Internet, data and video telecommunications services. Currently, the Company is focusing on high-speed digital wireless Ethernet and Internet access systems. As of June 30, 1999, the Company was in the development stage, planned operations have not commenced and its activities were limited to the establishment of the Corporation.

The Company's current cash and available credit is not sufficient to support its proposed activities for the next year. Accordingly, management will need to seek equity financing or other financing and ultimately to successfully market its services. These financial statements have been prepared on the basis that adequate financing will be obtained (Notes 4 and 7).

Property and Equipment

Property and equipment are stated at cost and depreciated on a straight-line basis over the assets' estimated useful lives.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Audit Risk

At times, the Company maintains cash balances in excess of Federal Deposit Insurance Corporation limits. The Company places its temporary cash investments with high quality financial institutions.

Unaudited Information

The accompanying balance sheets, statements of income, statements of changes in shareholders' equity and statements of cash flows as of and for the six months ended June 30, 1998 are unaudited and have been prepared on the same basis as the audited financial statements included herein. In the opinion of management, such unaudited financial statements include all adjustments necessary to present fairly the information set forth therein, which consists solely of normal recurring adjustments. The results of operations for the interim period presented are not necessarily indicative of the results for a full year.

New Accounting Standards

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. The new statement requires all derivatives to be recorded on the balance sheet at fair value and establishes new accounting rules for hedging instruments. The statement is effective for years beginning after June 15, 1999. The Company is assessing the impact this statement will have on the financial statements.


NOTE 2: PROPERTY AND EQUIPMENT

Property and equipment consists of the following at June 30, 1999:

   Furniture                                         $  6,253
   Technical Equipment                                 11,523
   Computer Equipment                                  30,129
                                                       ------
                                                       47,905
   Less:  Accumulated Depreciation                      1,886
                                                       ------
                                                     $ 46,019
                                                       ======


NOTE 3: INCOME TAXES

The deficit accumulated during the development stage (inception through June 30, 1999) of approximately $284,000 will be capitalized for income tax purposes as accumulated start-up costs, and is to be amortized over a sixty month period beginning upon commencement of operations. The Company has recorded a valuation allowance of approximately $97,000 with respect to any future tax benefits arising from the amortization of the development costs due to the uncertainty of their ultimate realization.


NOTE 4: PRIVATE PLACEMENT

The Company began offering October 1, 1998, in a private placement, 2,000,000 shares of its $.0001 par value common stock, at a price of $.50 per share. The shares are being offered on a best efforts basis with no minimum. The offering terminates upon the placement of all shares or the termination of the offering by the Company

During the six months ending June 30, 1999, the Company issued 1,101,060 shares of common stock for $550,530 in cash.


NOTE 5: COMMITMENTS

Licensing Agreement

The Company has entered into a licensing agreement with EVT, providing for the Company to have the exclusive use of certain technology and patents, in exchange for nominal consideration.

Management Agreement

The Company has entered into a management agreement with EVT, whereby EVT will provide management, accounting and administrative services for a fee of $8,000 per month. The agreement is effective January 1, 1999, and has no fixed termination date. Management fees aggregate $48,000, $48,000 and $0 for the six months ended June 30, 1999, and the periods from February 5, 1998 (inception) to June 30, 1999, and December 31, 1998, respectively.

Operating Lease

The Company has entered into a noncancelable operating lease for office space commencing on April 1, 1999, providing for a monthly base rent of $1,400 plus tax, operating expenses and common area maintenance. The base rent is subject to annual increases of 5%. The lease expires March 31, 2004.

Future minimum lease payments under the noncancelable operating lease for each of the years subsequent to June 30, 1999 is as follows:

   Year Ended June 30,

    2000      $     17,010
    2001            17,861
    2002            18,754
    2003            19,691
    2004            15,315
                    ------
               $    88,631
                    ======

NOTE 6: RELATED PARTY TRANSACTIONS

Net advances to EVT aggregated $9,717 and $100 at June 30, 1999 and December 31, 1998, respectively. In addition, the Company has made advances on behalf of a company, in which the president of the Company is a stockholder, of $5,200 and $0 at June 30, 1999 and December 31, 1998, respectively. These advances are non-interest bearing, unsecured and provide no set repayment terms.

Rent expense aggregated $5,387, $5,387 and $0, for the six months ended June 30, 1999, and the periods from February 5, 1998 (inception) to June 30, 1999 and December 31, 1998, respectively.

NOTE 7: EVENT (UNAUDITED) SUBSEQUENT TO THE DATE OF THE INDEPENDENT AUDITOR'S REPORT

On August 10, 1999, Distinctive Devices, Inc. (DDI), a public shell corporation, acquired 80.7% of the outstanding common stock of the Company.
DDI issued 8,051,340 shares of its common stock to the stockholders of the Company as part of the acquisition. As a result of this transaction control of the public shell corporation was effectively changed. The stock exchange agreement also provides that within thirteen months following the closing date, DDI will offer to exchange additional shares of its common stock for the balance of the shares of the Company's common stock that are outstanding. For accounting purposes, the acquisition will be treated as a recapitalization of EagleView with EagleView as the acquirer (reverse acquisition), consequently, goodwill will not be recorded in the merger.


                           DISTINCTIVE DEVICES, INC.

                Unaudited Pro Forma Consolidated Financial Data

The accompanying unaudited pro forma consolidated financial statements reflect the consolidated results of operations of Distinctive Devices, Inc. (DDI), for the seven months ended June 30, 1999 and EagleView Industries, Inc. (EagleView) for the six months ended June 30, 1999, and the unaudited consolidated balance sheet as of June 30, 1999 after giving pro forma effect to the recapitalization as if it occurred on January 1, 1999. The unaudited pro forma consolidated financial statements should be read in conjunction with the respective historical financial statements of EagleView and DDI. The unaudited pro forma information does not purport to be indicative of actual results that would have been achieved had the acquisition actually been completed as of the dates indicated nor which may be achieved in the future.

On August 10, 1999, DDI acquired 80.7% of the outstanding common stock of EagleView. For accounting purposes, the acquisition has been treated as a recapitalization of EagleView with EagleView as the acquirer (reverse acquisition). Pro forma information giving effect to the acquisition as if the acquisition took place January 1, 1999 is presented below.



                           DISTINCTIVE DEVICES, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                        As of June 30, 1999
                    Distinctive      EagleView,       Pro Forma
                    Devices, Inc.    Industries Inc.  Adjustments     Pro Forma
                       (a)           (b)              (c)
ASSETS
Current Assets:
 Cash                 $ 401,955        $ 194,884       $              $ 596,839
 Receivables              5,255           14,917                         20,172
 Prepaid Expenses                          8,000                          8,000
                        -------          -------        ------          -------
  Total Current Assets  407,210          217,801                        625,011

Property and
Equipment, Net              150           46,019                         46,169

Other Assets                750            3,404                          4,154
                        -------          -------        ------          -------
                      $ 408,110        $ 267,224       $              $ 675,334
                        =======          =======        ======          =======

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts Payable
  and Accrued Expense $   2,600        $               $              $   2,600
                          -----          -------          -----           -----
    Total Current
      Liabilities         2,600                                           2,600
                          -----          -------          -----           -----
Minority Interest                                        51,574          51,574
                                                         ------          ------
Shareholders' Equity:
 Common Stock           205,995              410        408,243         614,648

Additional Paid-in
Capital                 630,178          550,420       (890,480)        290,118
Accumulated Deficit    (430,663)                        430,663
 Deficit Accumulated
 During the
Development Stage                       (283,606)                      (283,606)
                        -------          -------        -------         -------
 Total Shareholders'
  Equity                405,510          267,224        (51,574)        621,160
                        -------          -------         ------         -------
                      $ 408,110        $ 267,224       $      -       $ 675,334
                        =======          =======         ======         =======

See Notes to Unaudited Pro Forma Consolidated Financial Statements

                           DISTINCTIVE DEVICES, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                             For the           For the
                             Seven Months      Six Months
                             Ended             Ended
                             June 30,          June 30,
                             1999              1999

                             Distinctive      EagleView          Pro
                             Devices, Inc.    Industries, Inc.   Forma
                               (d)            (e)

Revenue                      $       -        $       -          $       -

General and Administrative
Expenses                        49,360          283,411            332,771
                                ------          -------            -------
Other Income:                                                      `
 Covenant Not to Compete        13,500                              13,500
 Interest and Other Income       9,556                               9,556
                                ------          -------            -------
                                23,056                              23,056
                                ------          -------            -------
   Net (Loss)                $ (26,304)       $(283,411)         $(309,715)
                                ======          =======            =======

Net (Loss) Per Common Share
    (Basic and Diluted)      $    (.01)                          $    (.03)
                                   ===                                 ===
Weighted Average Number of
    Common Shares Outstanding  4,119,902                     (f)  12,292,954

See Notes to Unaudited Pro Forma Consolidated Financial Statements


                        NOTES TO THE UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL STATEMENTS



                 Unaudited Pro Forma Consolidated Balance Sheet

(a) Represents the unaudited balance sheet of DDI as of June 30, 1999.

(b) Represents the unaudited balance sheet of EagleView as of June 30, 1999.

(c) Represents the acquisition of 80.7% of the outstanding common stock of EagleView. For accounting purposes, the acquisition has been treated as a recapitalization of EagleView with EagleView as the acquirer (reverse acquisition). DDI issued 8,051,340 shares of its common stock to the stockholders of EagleView as part of the acquisition plus 121,712 shares of common stock as a finder's fee to an individual. The stock exchange agreement also provides that within thirteen months following the closing date, DDI will offer to exchange additional shares of its common stock for the balance of the shares of EagleView common stock that are outstanding. In addition, if within thirteen months of the closing additional shares are issued to acquire the balance of EagleView common stock, DDI will issue as an additional finder's fee such number of shares which will equal 1% of the common shares issued in exchange for the balance of the EagleView common stock.


            Unaudited Pro Forma Consolidated Statement of Operations


(d) Represents the unaudited results of DDI for the seven months ended June 30, 1999 (the separate results of DDI for the month of December 1998, are not meaningful).

(e) Represents the unaudited results of EagleView for the six months ended June 30 31, 1999.

(f) In calculating earnings per share, effect has been given to the issuance of 8,173,052 shares of common stock as a result of the recapitalization (see c above).